INCOME TAXES	12 Months Ended
Dec. 31, 2012
Notes to Consolidated Financial Statements [Abstract]
Income Taxes

NOTE 7. INCOME TAXES

Reconciliation of net U.S. statutory federal income tax rates to the effective income tax rates is as follows:

RECONCILIATION OF FEDERAL INCOME TAX RATES TO EFFECTIVE INCOME TAX RATES

	Years ended December 31,
	2012	2011	2010
Sempra Energy Consolidated
U.S. federal statutory income tax rate	35%	35%	35%
Utility depreciation	6	3	6
State income taxes, net of federal income tax benefit	(1)	2	―
Tax credits	(7)	(1)	(3)
Allowance for equity funds used during construction	(4)	(2)	(3)
Non-U.S. earnings taxed at lower statutory income tax rates	(4)	(8)	(12)
Adjustments to prior years’ income tax items	(1)	―	(3)
Utility repairs expenditures	(8)	(1)	(2)
Self-developed software expenditures	(5)	(3)	(5)
Mexican foreign exchange and inflation effects	1	(1)	2
Variable interest entities	(1)	―	1
Life insurance contracts	(7)	―	―
Impact of change in income tax law	―	―	2
Impact of impairment of an equity method investment	―	―	(2)
Other, net	2	(1)	1
Effective income tax rate	6%	23%	17%
SDG&E
U.S. federal statutory income tax rate	35%	35%	35%
Depreciation	4	4	5
State income taxes, net of federal income tax benefit	4	5	4
Allowance for equity funds used during construction	(4)	(4)	(3)
Adjustments to prior years’ income tax items	(3)	―	(3)
Utility repairs expenditures	(4)	(1)	(2)
Self-developed software expenditures	(3)	(3)	(2)
Variable interest entity	(1)	(1)	1
Impact of change in income tax law	―	―	1
Other, net	(1)	(1)	(3)
Effective income tax rate	27%	34%	33%
SoCalGas
U.S. federal statutory income tax rate	35%	35%	35%
Depreciation	7	6	5
State income taxes, net of federal income tax benefit	3	4	4
Utility repairs expenditures	(12)	―	―
Self-developed software expenditures	(9)	(7)	(6)
Allowance for equity funds used during construction	(2)	(2)	(1)
Impact of change in income tax law	―	―	3
Other, net	(1)	(3)	(2)
Effective income tax rate	21%	33%	38%

In 2011 and 2012, non-U.S. earnings taxed at lower statutory income tax rates than the U.S. are primarily related to operations in Mexico, Chile and Peru. In 2011, the earnings in Chile and Peru include the impact of the $277 million remeasurement gain related to our acquisition of controlling interests in Chilquinta Energía and Luz del Sur, which was non-taxable. We discuss this gain further in Note 3.

In 2010, the non-U.S. earnings taxed at lower statutory income tax rates than the U.S. are primarily related to operations in Mexico, the Netherlands and the U.K. The earnings in the Netherlands and the U.K. are related to our investment in RBS Sempra Commodities. In 2010, the earnings activity for RBS Sempra Commodities reflected the following related to the sale of our share of our investment in the joint venture (as discussed in Note 4):

  approximately $150 million of a total $175 million non-U.S. gain on sale of the businesses and assets within the joint venture was non-taxable; and

  approximately $40 million of non-U.S. earnings from the operations of the joint venture and approximately $25 million of the non-U.S. gain on sale of the businesses and assets within the joint venture were net of income tax paid by the partnership.

Utility repairs expenditures significantly affecting the effective income tax rates for Sempra Energy Consolidated, SDG&E and SoCalGas in 2012 are due to a change in the income tax treatment of certain repairs that are capitalized for financial statement purposes. The change in income tax treatment of certain repairs for electric transmission and distribution assets, which applied to SDG&E, was made pursuant to an Internal Revenue Service (IRS) Revenue Procedure providing a safe harbor for deducting certain repairs expenditures from taxable income when incurred for tax years beginning on or after January 1, 2011. A $22 million benefit for SDG&E related to the 2011 U.S. federal income tax return filed in the third quarter of 2012 is included in Adjustments to Prior Years' Income Tax Items in the table above. The change in income tax treatment of certain repairs expenditures for gas plant assets, which applied to SoCalGas, was made pursuant to an IRS Revenue Procedure, which allows, under an Internal Revenue Code section, such expenditures to be deducted from taxable income when incurred.

Life insurance contracts significantly affect the effective tax rate for Sempra Energy Consolidated in 2012 primarily due to our decision in the second quarter of 2012 to hold life insurance contracts kept in support of certain benefit plans to term. Previously, we took the position that we might cash in or sell these contracts before maturity, which required that we record deferred income taxes on unrealized gains on investments held within the insurance contracts.

The CPUC requires flow-through rate-making treatment for the current income tax benefit or expense arising from certain property-related and other temporary differences between the treatment for financial reporting and income tax, which will reverse over time. Under the regulatory accounting treatment required for these flow-through temporary differences, deferred income tax assets and liabilities are not recorded to deferred income tax expense, but rather to a regulatory asset or liability, which results in impacting the current effective income tax rate. Therefore, changes in the relative size of these items compared to pretax income, from period to period, can cause variations in the effective income tax rate. The following items are subject to flow-through treatment:

  repairs expenditures related to a certain portion of utility plant fixed assets the equity portion of AFUDC
  a portion of the cost of removal of utility plant assets
  self-developed software expenditures

  depreciation on a certain portion of utility plant assets

We use the deferral method for investment tax credits (ITC). For certain solar and wind generating assets being placed into service during 2011 and 2012, we have elected to seek cash grants rather than ITC for which the projects also qualify. Accordingly, cash grant accounting is required to be applied. Grant accounting for cash grants is very similar to the deferral method of accounting for ITC, the primary difference being the recording of a cash grant receivable instead of an income tax receivable.

Under the deferral method of accounting for ITC and under grant accounting for cash grants, we record a deferred income tax benefit, on day one, which is reflected in income tax expense by recording a deferred income tax asset during the year the renewable energy assets are placed in service. This deferred income tax asset results from the day-one difference in the income tax basis and financial statement basis of the renewable energy assets, referred to as the day-one basis difference. The financial statement basis of the assets is reduced by 100 percent of the ITC or grant expected; U.S. federal income tax basis is reduced by only 50 percent for both ITC and grants; and state income tax basis is reduced 50 percent for grants and not at all for ITC.

Cash grants are generally expected to be collectable in cash shortly after a project is constructed. Conversion of ITC to cash is generally dependent on reducing income tax payments and thus the existence of a U.S. federal net operating loss (NOL) carryforward can result in delaying this conversion.

The geographic components of Income Before Income Taxes and Equity Earnings of Certain Unconsolidated Subsidiaries at Sempra Energy are as follows:

	Years ended December 31,
(Dollars in millions)	2012	2011	2010
U.S.	$442	$1,011	$448
Non-U.S.	501	712	339
Total	$943	$1,723	$787

The components of income tax expense are as follows:

INCOME TAX EXPENSE (BENEFIT)
(Dollars in millions)
	Years ended December 31,
	2012	2011	2010
Sempra Energy Consolidated
Current:
U.S. Federal	$(36)	$76	$69
U.S. State	(6)	(3)	(3)
Non-U.S.	144	149	30
Total	102	222	96
Deferred:
U.S. Federal	(63)	176	(18)
U.S. State	3	43	32
Non-U.S.	20	(45)	27
Total	(40)	174	41
Deferred investment tax credits	(3)	(2)	(4)
Total income tax expense	$59	$394	$133
SDG&E
Current:
U.S. Federal	$(109)	$(59)	$69
U.S. State	14	6	52
Total	(95)	(53)	121
Deferred:
U.S. Federal	255	253	75
U.S. State	30	36	(21)
Total	285	289	54
Deferred investment tax credits	―	1	(2)
Total income tax expense	$190	$237	$173
SoCalGas
Current:
U.S. Federal	$(73)	$(6)	$43
U.S. State	24	19	26
Total	(49)	13	69
Deferred:
U.S. Federal	136	128	108
U.S. State	(6)	5	2
Total	130	133	110
Deferred investment tax credits	(2)	(3)	(3)
Total income tax expense	$79	$143	$176

We show the components of deferred income taxes at December 31 for Sempra Energy, SDG&E and SoCalGas in the tables below:

DEFERRED INCOME TAXES FOR SEMPRA ENERGY CONSOLIDATED
(Dollars in millions)
	December 31,
	2012	2011
Deferred income tax liabilities:
Differences in financial and tax bases of depreciable and amortizable assets	$3,710	$2,360
Regulatory balancing accounts	770	456
Unrealized revenue	3	13
Loss on reacquired debt	9	12
Property taxes	46	43
Difference in financial and tax bases of partnership interests	118	152
Other deferred income tax liabilities	55	30
Total deferred income tax liabilities	4,711	3,066
Deferred income tax assets:
Investment tax credits	67	22
Equity losses	16	16
Net operating losses	1,898	811
Compensation-related items	156	140
Postretirement benefits	587	361
Other deferred income tax assets	90	34
State income taxes	58	58
Bad debt allowance	8	8
Litigation and other accruals not yet deductible	7	5
Deferred income tax assets before valuation allowances	2,887	1,455
Less: valuation allowances	128	82
Total deferred income tax assets	2,759	1,373
Net deferred income tax liability	$1,952	$1,693
Our policy is to show deferred income taxes of VIEs on a net basis, including valuation allowances. See table “Amounts Associated with Otay Mesa VIE” in Note 1 for further information.

DEFERRED INCOME TAXES FOR SDG&E AND SOCALGAS
(Dollars in millions)
	SDG&E		SoCalGas
	December 31,		December 31,
	2012	2011	2012	2011
Deferred income tax liabilities:
Differences in financial and tax bases of
utility plant and other assets	$1,947	$1,152	$938	$632
Regulatory balancing accounts	344	230	439	236
Loss on reacquired debt	4	5	7	8
Property taxes	32	30	15	14
Other	22	19	―	1
Total deferred income tax liabilities	2,349	1,436	1,399	891
Deferred income tax assets:
Net operating losses	446	―	34	―
Postretirement benefits	137	115	370	161
Investment tax credits	16	17	14	16
Compensation-related items	14	15	48	39
State income taxes	31	24	18	18
Litigation and other accruals not yet deductible	38	33	21	22
Hedging transaction	1	―	7	7
Other	4	3	9	8
Total deferred income tax assets	687	207	521	271
Net deferred income tax liability	$1,662	$1,229	$878	$620
Our policy is to show deferred income taxes of VIEs on a net basis, including valuation allowances. See table “Amounts Associated with Otay Mesa VIE” in Note 1 for further information.

The net deferred income tax liabilities are recorded on the Consolidated Balance Sheets at December 31 as follows:

NET DEFERRED INCOME TAX LIABILITY
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2012	2011	2012	2011	2012	2011
Current (asset) liability	$(148)	$173	$26	$62	$(3)	$44
Noncurrent liability	2,100	1,520	1,636	1,167	881	576
Total	$1,952	$1,693	$1,662	$1,229	$878	$620

At December 31, 2012, Sempra Energy has recorded a valuation allowance against a portion of its total deferred income tax assets, as shown above in the “Deferred Income Taxes for Sempra Energy Consolidated” table. A valuation allowance is recorded when, based on more-likely-than-not criteria, negative evidence outweighs positive evidence with regard to our ability to realize a deferred income tax asset in the future. Of the valuation allowances recorded to date, the negative evidence outweighs the positive evidence primarily due to cumulative pretax losses in various U.S. state and non-U.S. jurisdictions resulting in a deferred income tax asset related to NOLs, as discussed below, that we currently do not believe will be realized on a more-likely-than-not basis. At both Sempra Energy and SDG&E, deferred income taxes for variable interest entities are shown on a net basis. Therefore, a valuation allowance of $108 million at December 31, 2012 and $116 million at December 31, 2011 related to variable interest entities is not reflected in the tables above. Of Sempra Energy's total valuation allowance of $128 million at December 31, 2012, $20 million is related to non-U.S. NOLs, $100 million to U.S. state NOLs and $8 million to other future U.S. state deductions. Of Sempra Energy's total valuation allowance of $82 million at December 31, 2011, $14 million is related to non-U.S. NOLs, $8 million to other future non-U.S. deductions, and $60 million to U.S. state NOLs. The total valuation allowance increased in 2012 primarily due to the increase in the valuation allowance established for U.S. state NOLs. We believe that it is more-likely-than-not that the remainder of the total deferred income tax asset is realizable.

At December 31, 2012, Sempra Energy's non-U.S. subsidiaries had $71 million of unused NOLs available to utilize in the future to reduce Sempra Energy's future non-U.S. income tax expense related to our holding companies in Denmark, Mexico, the Netherlands and Spain. The carryforward periods for our non-U.S. unused NOLs are as follows: $11 million does not expire and $60 million expires between 2013 and 2027. As of December 31, 2012, our Mexican subsidiaries have NOLs of $162 million, of which $142 million have been utilized on a consolidated level. These NOLs are subject to recapture between 2013 and 2017 if the Mexican subsidiary that generated them does not have sufficient taxable income itself to realize them within 5 years. These NOLs expire between 2016 and 2022. Sempra Energy's U.S. subsidiaries had $2.2 billion of unused U.S. state NOLs, primarily in Alabama, California, Connecticut, District of Columbia, Indiana, Louisiana, Minnesota, New Jersey, New York and Oklahoma. These U.S. state NOLs expire between 2013 and 2032. We have not recorded deferred income tax benefits on a portion of Sempra Energy's total non-U.S. and state NOLs because we currently believe they will not be entirely realized on a more-likely-than-not basis, as discussed above. Sempra Energy's consolidated U.S. subsidiaries had $4.7 billion of unused U.S. federal consolidated NOLs (the 2011 NOL of $2.1 billion expires in 2031 and the 2012 NOL of $2.6 billion expires in 2032). We have recorded deferred income tax benefits on these NOLs, in total, because we currently believe they will be realized on a more-likely-than-not basis.

At December 31, 2012, SDG&E had $1.3 billion of unused U.S. federal NOLs (the 2011 NOL of $78 million expires in 2031 and the 2012 NOL of $1.2 billion expires in 2032). We have recorded deferred income tax benefits on these NOLs, in total, because we currently believe they will be realized on a more-likely-than-not basis. As of December 31, 2012, SoCalGas had a $96 million unused U.S. federal NOL, which expires in 2032. We have recorded a deferred income tax benefit on this NOL, in total, because we currently believe it will be realized on a more-likely-than-not basis.

At December 31, 2012, Sempra Energy had not recognized a U.S. deferred income tax liability related to a $2.9 billion basis difference between its financial statement and income tax investment amount in its non-U.S. subsidiaries. This basis difference consists of $2.9 billion of cumulative undistributed earnings that we expect to reinvest indefinitely outside of the U.S., which includes the $0.3 billion gain related to the remeasurement of equity method investments in Chilquinta Energía and Luz del Sur that we discuss in Note 3. These cumulative undistributed earnings have previously been reinvested or will be reinvested in active non-U.S. operations, thus we do not intend to use these earnings as a source of funding for U.S. operations. It is not practical to determine the hypothetical unrecognized amount of U.S. deferred income taxes that might be payable if the cumulative undistributed earnings were eventually distributed or the investments were sold. U.S. deferred income taxes would be recorded on $2.9 billion of the basis difference related to cumulative undistributed earnings if we no longer intend to indefinitely reinvest all, or a part, of the cumulative undistributed earnings.

Following is a summary of unrecognized income tax benefits for the years ended December 31:

SUMMARY OF UNRECOGNIZED INCOME TAX BENEFITS
(Dollars in millions)
	Sempra Energy
	Consolidated			SDG&E			SoCalGas
	2012	2011	2010	2012	2011	2010	2012	2011		2010
Total	$82	$72	$97	$12	$7	$5	$5	$	―	$8
Of the total, amounts related to tax
positions that, if recognized, in
future years, would:
decrease the effective tax rate	$(81)	$(72)	$(76)	$(12)	$(7)	$(5)	$(5)	$	―	$(1)
increase the effective tax rate	16	7	5	12	7	5	4		―	―

Following is a reconciliation of the changes in unrecognized income tax benefits for the years ended December 31:

RECONCILIATION OF UNRECOGNIZED INCOME TAX BENEFITS
(Dollars in millions)
	2012		2011		2010
Sempra Energy Consolidated:
Balance as of January 1		$72		$97	$94
Increase in prior period tax positions		2		7	29
Decrease in prior period tax positions		(1)		(26)	(4)
Increase in current period tax positions		10		3	5
Settlements with taxing authorities		(1)		(9)	(9)
Expirations of statutes of limitations		―		―	(18)
Balance as of December 31		$82		$72	$97
SDG&E:
Balance as of January 1		$7		$5	$14
Increase in prior period tax positions		1		―	―
Decrease in prior period tax positions		―		―	(3)
Increase in current period tax positions		4		2	3
Settlements with taxing authorities		―		―	(9)
Balance as of December 31		$12		$7	$5
SoCalGas:
Balance as of January 1	$	―		$8	$11
Increase in prior period tax positions		―		2	5
Increase in current period tax positions		5		―	―
Settlements with taxing authorities		―		(10)	―
Expirations of statutes of limitations		―		―	(8)
Balance as of December 31		$5	$	―	$8

It is reasonably possible that within the next 12 months unrecognized income tax benefits could decrease due to the following:

POSSIBLE DECREASES IN UNRECOGNIZED INCOME TAX BENEFITS WITHIN 12 MONTHS
(Dollars in millions)
	At December 31,
	2012		2011		2010
Sempra Energy Consolidated:
Expiration of statutes of limitations on tax assessments		$(7)		$(7)		$(6)
Potential resolution of audit issues with various
U.S. federal, state and local and non-U.S. taxing authorities		(10)		―		(35)
		$(17)		$(7)		$(41)
SDG&E:
Potential resolution of audit issues with various
U.S. federal, state and local and non-U.S. taxing authorities		$(5)	$	―	$	―
SoCalGas:
Expiration of statutes of limitations on tax assessments	$	―	$	―		$(5)
Potential resolution of audit issues with various
U.S. federal, state and local taxing authorities		(4)		―		―
		$(4)	$	―		$(5)

Amounts accrued for interest expense and penalties associated with unrecognized income tax benefits are included in income tax expense in the Consolidated Statements of Operations for the years ended December 31 as follows:

INTEREST EXPENSE AND PENALTIES ASSOCIATED WITH UNRECOGNIZED INCOME TAX BENEFITS
(Dollars in millions)
	Sempra Energy
	Consolidated				SDG&E					SoCalGas
	2012		2011	2010	2012		2011		2010	2012		2011	2010
Interest expense (benefit)	$	―	$(3)	$4	$	―	$	―	$3	$	―	$(1)	$1
Penalties		―	(1)	―		―		―	―		―	―	―

Amounts accrued at December 31 on the Consolidated Balance Sheets for interest expense and penalties associated with unrecognized income tax benefits are as follows:

ACCRUED INTEREST EXPENSE AND PENALTIES ASSOCIATED WITH UNRECOGNIZED INCOME TAX BENEFITS
(Dollars in millions)
	Sempra Energy
	Consolidated		SDG&E		SoCalGas
	2012	2011	2012	2011	2012	2011
Interest expense	$3	$3	$1	$1	$1	$1
Penalties	3	3	―	―	―	―

INCOME TAX AUDITS

Sempra Energy is subject to U.S. federal income tax as well as to income tax of multiple state and non-U.S. jurisdictions. We remain subject to examination for U.S. federal tax years after 2008. We are subject to examination by major state tax jurisdictions for tax years after 2005. Certain major non-U.S. income tax returns from 2006 through the present are open to examination.

In addition, we have filed state refund claims for tax years back to 1998, and PE has filed state refund claims for tax years back to 1993. The pre-2006 tax years are closed to new issues; therefore, no additional tax may be assessed by the taxing authorities for these years.

SDG&E and SoCalGas are subject to U.S. federal income tax as well as income tax of state jurisdictions. They remain subject to examination for U.S. federal years after 2008 and by major state tax jurisdictions for years after 2005.